EXHIBIT  10.3

                                                   66 Clinton Road
                                                   Fairfield, NJ 0700
                                                   (973) 882-8861 phone
                                                   (973) 882-8878 fax
Global Invest Holdings Inc

August 30, 2004

Accesstel, Inc.
3033 E First Ave Ste 825
Denver, CO 80206

This letter serves as an agreement between Accesstel, Inc and Global Invest Holdings, Inc (a NJ Corporation) for the purchase of total shares of Global Invest Holdings, Inc in exchange for 25,000,000 restricted shares of Accesstel, Inc.

The 25,000,000 shares that were issued for this agreement was as follows.

7,250,000 Ralph Sayad CEO

5,750,000 Eddy Sayad

4,500,000 Louis Sayad President

4,250,000 Karim Sayad

2,500,000 Freddy Zraick

750,000 Fouad Matta


/s/ Louis Sayad                              /s/ Kevin Marion
_______________________________              ____________________________
Louis Sayad                                  Kevin Marion
President                               C.E.O
Global Invest Holdings, Inc.                 Accesstel, Inc.